UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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LIFELOC TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LIFELOC TECHNOLOGIES, INC.

12441 W 49th Ave., Suite 4
Wheat Ridge, CO 80033

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 14, 2012

To Our Shareholders:

The Annual Meeting of Shareholders of Lifeloc Technologies, Inc., a Colorado corporation, will be held at 9:00 A.M. Mountain Time, on May 14, 2012, at the offices of the Company, 12441 W 49th Ave., Suite 4, Wheat Ridge, CO 80033 for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

1.	To elect five directors;

2.	To ratify the appointment of Eide Bailly LLP as our independent public accountants; and

3.	To transact such other business as may properly come before the meeting, or any adjournment thereof.

All shareholders are cordially invited to attend the meeting, although only shareholders of record at the close of business on April 6, 2012, will be entitled to notice of, and to vote at, the meeting or any and all adjournments thereof.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Vern D. Kornelsen
Vern D. Kornelsen
Chairman of the Board

April 16, 2012

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOUR PROMPT RETURN OF THE PROXY CARD WILL HELP ASSURE A QUORUM AT THE MEETING AND AVOID ADDITIONAL COMPANY EXPENSE FOR FURTHER SOLICITATION. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 14, 2012: This Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2011 are available at www.lifeloc.com.

LIFELOC TECHNOLOGIES, INC.

12441 W 49th Ave., Suite 4
Wheat Ridge, CO 80033

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 14, 2012

SOLICITATION OF PROXIES

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Lifeloc Technologies, Inc., a Colorado corporation, for use at our Annual Meeting of Shareholders to be held at 9:00 A.M. Mountain Time, on May 14, 2012, at the offices of the Company, 12441 W 49th Ave., Suite 4, Wheat Ridge, CO 80033 and at any and all adjournments of such meeting (the “Annual Meeting”).

If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares of common stock represented will be voted in accordance with the instructions contained therein. Executed Proxy Cards that contain no instructions will be voted for each of the nominees for director indicated herein and for the ratification of Eide Bailly LLP as our independent public accountants. It is anticipated that this Proxy Statement and the accompanying Proxy Card and Notice of Annual Meeting will be mailed to our shareholders on or about April 16, 2012.

Shareholders who execute proxies for the Annual Meeting may revoke their proxies at any time prior to their exercise by delivering written notice of revocation to our secretary, by delivering a duly executed Proxy Card bearing a later date, or by attending the meeting and voting in person.

We will bear the costs of the meeting, including the costs of preparing and mailing the Proxy Statement, Notice of Annual Meeting and Proxy Card. We may, in addition, use the services of our directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. We will also request banks, brokers, and others who hold shares of our common stock in nominee names to distribute annual reports and proxy soliciting materials to beneficial owners, and we will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

OUTSTANDING CAPITAL STOCK

The record date for shareholders entitled to vote at the Annual Meeting was April 6, 2011. At the close of business on that day, there were 2,422,416 shares of our common stock, no par value, outstanding and entitled to vote at the meeting. Each share of common stock is entitled to one vote.

QUORUM AND VOTING

The presence in person or by proxy of the holders of a majority of the total issued and outstanding shares of our common stock that are entitled to be voted at the Annual Meeting is necessary in order to constitute a quorum for the meeting. Abstentions and broker “non-votes” will be counted for purposes of attaining a quorum. If your shares are held in street name and you do not instruct your broker on how to vote your shares, your brokerage firm, in its discretion, may either leave your shares unvoted or vote your shares on routine matters. The election of directors is considered a non-routine matter. Consequently, without your voting instructions, your brokerage firm cannot vote your shares on the election of directors. These unvoted shares are called broker non-votes. The proposal to ratify the appointment of Eide Bailly LLP is considered a routine matter. If a quorum is present, the election of directors will require a plurality of the votes cast in person or by proxy at the Annual Meeting, and the affirmative vote of a majority of the shares represented at the meeting and entitled to vote will be required to ratify the appointment of our independent public accountants and approve any other matter to be voted on by the shareholders at the meeting. Proxies marked “withhold” and broker non-votes will have no effect on the election of directors. With respect to ratification of the appointment of our independent public accountants, abstentions will have the same effect as a vote against the proposal, and broker non-votes, if any, will have no effect on the proposal. To the extent that your brokerage firm votes your shares on your behalf in the absence of instructions on the accountant ratification proposal, such shares will have the effect of a vote for the proposal and such shares also will be counted as present for the purpose of determining a quorum.

ACTIONS TO BE TAKEN AT THE MEETING

The accompanying proxy, unless the shareholder otherwise specifies in the proxy, will be voted (1) FOR the election of each of the five nominees named herein for the office of director, (2) FOR ratification of the appointment of Eide Bailly LLP as our independent public accountants and (3) at the discretion of the proxy holders on any other matter that may properly come before the meeting or any adjournment thereof.

If shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter of business is brought before the meeting, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter of business.

SHAREHOLDER PROPOSALS

In order for a shareholder to be eligible to submit a proposal or nomination to the 2013 Annual Meeting, the shareholder must be a shareholder of record both when submitting the proposal or nomination and on the Record Date. If a shareholder wishes to submit a proposal for possible inclusion in the Company's proxy statement and form of proxy for the 2013 annual meeting of shareholders, the notice must be in proper form and received at the principal executive offices of the Company no later than 5:30 p.m. MST on December 17, 2012. Such proposals when submitted must be in full compliance with applicable laws, including Rule 14a-8 of the Exchange Act and the rules and regulations promulgated thereunder.

Shareholders who wish to submit a proposal for consideration at the 2012 Annual Meeting of Shareholders must submit such proposal not later than April 30, 2012.

PROPOSAL 1
ELECTION OF DIRECTORS

Our board of directors has nominated the five persons listed below for election as directors for the 2012 fiscal year, each to hold office until the 2013 Annual Meeting of Shareholders and until their successors are duly elected and qualified, or until their earlier death, resignation or removal. A shareholder using the enclosed Proxy Card can vote for all or any of the nominees of the board of directors or such shareholder may withhold his or her vote from all or any of such nominees. If the Proxy Card is properly executed but not marked, it will be voted for all of the nominees. Each of the nominees has agreed to serve as a director if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as our board of directors may recommend. There are no family relationships among these nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE FOR THE BOARD OF DIRECTORS.

The following table sets forth the members of our board of directors, their ages as of April 16, 2012, and their positions and offices held:

Name	Age	Position
Barry R. Knott	56	Director, President & CEO

Vern D. Kornelsen	79	Director, Chairman & CFO

Robert Greenlee (1)	70	Non-Management Director

Robert H. Summers (1)	88	Non-Management Director

Wayne Willkomm	49	Non-Management Director

 (1)   Member of the Audit Committee

Barry R. Knott joined the Company on February 1, 2009 as our Marketing Director, was appointed to our board of directors on June 11, 2009 and became Chief Operating Officer on July 1, 2009.  He became our President on October 1, 2009, and assumed the role of President and Chief Executive Officer on January 1, 2010.  He has extensive experience in general management, and particularly sales and marketing.  Previous experience includes positions as the President and CEO of Cognitive Solutions, Inc.; Vice President of sales and marketing for Wide Format Printing (Nashua Corporation); Vice President and General Manager of Zebra Technologies Corporation; and several other similar positions.  He holds a MBA degree from Queens University, Ontario, Canada, and a BA degree from the University of New Brunswick, New Brunswick, Canada.

Vern D. Kornelsen joined the Company as a director in 1991 and served as secretary and treasurer in 1992 and 1993.  He is currently Chairman of the Board of Directors, secretary, Chief Financial Officer, and a director.  Mr. Kornelsen continues with certain of his other business activities to the extent that they do not interfere with his responsibilities as an officer of the Company.  He formerly practiced as a Certified Public Accountant in Denver, CO and is a financial consultant to several early stage companies.  He was a director of Valleylab for 10 years, and led an investor group that provided a portion of its initial funding.  Mr. Kornelsen has been a director and participated in the capitalizing of a number of early stage companies, and is currently a director and audit-committee member of one publicly-held company, Encision, Inc. of Boulder, CO.  He received a BS degree in business from the University of Kansas.  In determining Mr. Kornelsen’s qualifications to serve on our board of directors, the board considered, among other things, his experience and expertise in finance, accounting and management.

Robert D. Greenlee has been a director of the Company since August 1989.  He has more than thirty years of experience in broadcast management and also has extensive marketing and advertising expertise.  Since 1987, Mr. Greenlee has had controlling equity positions in, and serves as a board member and consultant to, radio stations in Omaha, NE and Denver, CO.  He is also President of Centennial Investment & Management Company, a closely held investment organization and was formerly chairman of Black Hawk Gaming, Inc., a public company developing limited stakes gaming in Black Hawk and Central City, CO.  Mr. Greenlee was a founder of Rock Bottom Restaurants, which was a publicly traded company until it was bought out by the original investors and thus taken private.  In 2010 Rock Bottom Restaurants merged into a new private entity, Craftworks Restaurants and Breweries, where Mr. Greenlee continues to serve as a director.  From 1975 through 1987, Mr. Greenlee was President of Centennial Wireless, Inc., licensee of KBCO AM/FM in Boulder, CO.  This successful radio station was sold in January 1988.  Mr. Greenlee has graduate and undergraduate degrees in communications from Iowa State University.  In determining Mr. Greenlee’s qualifications to serve on our board of directors, the board considered, among other things, his marketing and communications experience as well as his management skills.

Robert H. Summers, Ph.D., was elected as a director at the annual meeting of shareholders in August 2004.  Dr. Summers holds a Bachelor of Education degree from Southeast Missouri State University, a Master in Psychology degree from Vanderbilt University, and a Doctorate in Education and Psychology from the University of Northern Colorado.  He has a broad background in training and management, having worked most recently as a Senior Configuration Management Specialist and Training Specialist at Geodynamics Corporation, Englewood, CO.  He has also published extensively on management and training.  In determining Dr. Summers' qualifications to serve on our board of directors, the board considered, among other things, his extensive management training and experience.

Wayne Willkomm, Ph.D., was elected as a director to fill the vacancy that occurred on June 18, 2011 as a result of the death of Alan C. Castrodale.  Dr. Willkomm is currently the principal consultant of Willkomm Consulting, LLC, and has been since March 2007.  Prior to that, he was president of the Tool and Molding Division of Intrex Corporation from 2006 to 2007.  Previous positions include president of Kryptane Systems, LLC from 2000 to 2006 and various positions at Dow Chemical Company from 1989 to 2000.  He has broad experience in leading manufacturing and product development organizations, and is an inventor on 13 U.S. patents.  He holds a B.S. degree in Chemical Engineering and Chemistry from Carnegie Mellon University and a Ph.D. in Chemical Engineering from the University of Minnesota.  In determining Dr. Willkomm’s qualifications to serve on our board of directors, the board considered, among other things, his extensive management, manufacturing, and product development experience.

Director Meetings

During the year ended December 31, 2011, our board of directors met in person  four times.  Except for Mr. Greenlee who was absent for one meeting, and except for Dr. Summers who was absent for one meeting,  all of our directors attended all of the meetings of the board of directors.  There were two meetings of the audit committee, attended by all directors. In addition the audit committee held one telephonic meeting with our independent auditors.

We encourage our incumbent directors to attend the Annual Meeting of Shareholders, subject to their travel schedule and other demands on their time. All of our directors except Mr. Greenlee and Dr. Willkomm attended the 2011 Annual Meeting of Shareholders.

Our board of directors determines whether a director is independent through a broad consideration of facts and circumstances, including an assessment of the materiality of any relation between us and a director not merely from the director’s standpoint, but also from that of persons or organizations with which the director has an affiliation. In making this determination, the board of directors adheres to the independence criteria under relevant New York Stock Exchange, Inc. (“NYSE”) rules. Using these rules, our board of directors has determined that Robert H. Summers, Robert Greenlee, and Wayne Willkomm qualify as independent directors.

Compensation of Directors

Our outside directors do not receive compensation for their services.  There are no unexercised options held by any of our outside directors.  Option grants to our directors are at the discretion of the board of directors.

Nominating Committee

We do not have a standing nominating committee, primarily because the current composition and size of the board of directors permits candid and open discussion regarding potential new members of the board of directors. The entire board of directors currently operates as the nominating committee, and recommends to our shareholders nominees for election to the board. There is no formal process or policy that governs the manner in which we identify potential candidates for the board of directors. Our board will consider recommendations for director nominees by shareholders if the names of those nominees and relevant biographical information are properly submitted in writing to our corporate secretary in the manner described for shareholder nominations above under the heading “Shareholder Proposals,” and will evaluate shareholder-recommended candidates for director under the same criteria as internally generated candidates.   The board does not have an express policy with regard to the consideration of any director candidates recommended by our shareholders because the board believes that it can adequately evaluate any such nominees on a case-by-case basis. A director nominee must have a strong professional or other background, a reputation for integrity and responsibility and experience relevant to our business and operations. A director nominee must be able to commit appropriate time to prepare for, attend and participate in all meetings of our board of directors and its committees, as applicable, and the annual meeting of shareholders and must not have any conflicts of interest with our business and operations. Our board also requires some director nominees to be independent as defined under the NYSE listing standards, such that a majority of our directors are independent under such listing standards. All director nominees, whether submitted by a shareholder or our board, will be evaluated in the same manner.

We do not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the nominating committee strives to nominate directors with a variety of complementary skills so that, as a group, the board will possess the appropriate talent, skills and expertise to oversee our business. Although the nominating committee does not currently have formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for board, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on our board and its committees.

Compensation Committee

We do not have a standing compensation committee. Our entire board of directors reviews and approves compensation for our executive officers and administers our stock option plans.  Our board of directors evaluates the performance of our Chief Executive Officer, Mr. Barry Knott, and our Chief Financial Officer, Mr. Vern Kornelsen, directly. Mr. Knott and Mr. Kornelsen are not present during the board’s deliberations as to their compensation. With respect to senior management other than Mr. Knott and Mr. Kornelsen, Mr. Knott and Mr. Kornelsen participate in the decision-making by making recommendations to the board of directors. After informal discussion regarding such recommendations, the board of directors votes on any recommended compensation changes. Our board of directors does not utilize any particular formula in determining any compensation changes but instead exercises its business judgment in view of our overall compensation philosophy and objectives.

Our board of directors reviews and considers our compensation policies and programs on an annual basis in light of the board of directors’ risk assessment and management responsibilities.  The compensation committee believes that we have no compensation policies and programs that give rise to risks reasonably likely to have a material adverse effect on us.

Audit Committee

Our board of directors maintains an audit committee comprised of two of our outside directors. The board of directors and the audit committee believe that the audit committee’s current members are “independent directors” as defined by the relevant rules of the NYSE and regulations of the Securities and Exchange Commission (“SEC”) as currently in effect and applicable to us. The audit committee oversees our independent auditors and financial process on behalf of the board of directors. The audit committee has adopted a written charter and a complaint procedure policy.

Robert Greenlee and Robert H. Summers comprise the audit committee. Their backgrounds are more fully disclosed in their biographies under “Election of Directors.”

Our board of directors has determined that Robert Greenlee qualifies as an “audit committee financial expert” and is “independent” as defined by the applicable regulations of the SEC as currently in effect and applicable to us.

The audit committee has adopted a written charter, a copy of which is available on the investors relations page of our website at www.lifeloc.com. Our audit committee held two meetings during the year ended December 31, 2011 and held one telephonic meeting with our independent auditors during the year ended December 31, 2011.

Board Leadership Structure

Our board of directors does not have a policy regarding separation of the roles of Chief Executive Officer and Chairman of the Board, as the board of directors believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the board. The board believes that the separate offices of the Chairman and Chief Executive Officer currently functions well and is the optimal leadership structure for the Company. This structure allows the Chief Executive Officer to focus to a greater extent on the management of our day-to-day operations.

Risk Oversight

The board of directors, principally through delegation to the audit committee, oversees risks facing us. The audit committee regularly discusses with management and our independent auditors our major risk exposures, whether financial, operating or otherwise, and the adequacy and effectiveness of our control of such risks. The audit committee also recommends from time to time that key identified risk areas be considered by the full board, and individual board members also periodically ask the full board to consider an area of risk. In addition, risk management issues are considered inherently by the board with respect to all major decisions made by the board.

Our board of directors believes that the decision as to who should serve as Chairman and/or Chief Executive Officer and whether the offices should be combined or separated is the proper responsibility of the board. The board members have considerable experience and knowledge about the challenges and opportunities the company faces. The board, therefore, is in the best position to evaluate the company’s current and future needs and to judge how the capabilities of the company’s directors and senior management from time to time can be most effectively organized to meet those needs. While the board may combine these offices in the future if it considers such a combination to be in the best interest of the company, it currently intends to retain this structure.

Shareholder Communications with Directors

Shareholders and other interested parties wishing to contact any member (or all members) of our board of directors or any committee of the board may do so by mail, addressed, either by name or title, to the board of directors or to any such individual director or group or committee of the directors, and all such correspondence should be sent to our principal office. Our administrative staff may review any such communications to ensure that inappropriate material is not forwarded to the board of directors or to any individual director. The board of directors intends to continuously evaluate its communication process with our shareholders and may adopt additional procedures to facilitate shareholder communications with the board of directors, consistent with standards of professionalism and our administrative resources.

Code of Ethics

We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer and all other directors and executive officers. The Code of Ethics is available on the investor relations page of our website at www.lifeloc.com. We intend to satisfy the requirements under Item 5.05 of Form 8-K regarding disclosure of amendments to, or waivers from, provisions of our Code of Ethics that apply to our principal executive, financial and accounting officers and directors by posting such information on our website.

Executive Officers

The following table sets forth the names of our executive officers, their ages as of April 14, 2012, and their positions and offices held:

Name	Age	Position
Barry R. Knott	56	President & CEO
Vern D. Kornelsen	79	Secretary & CFO
Mark A. Lary	52	VP – Operations
Kristie L. LaRose	39	VP – Administration & Finance

Mark A. Lary has been employed by the Company since 1994, was appointed Director of Operations in early 1997, and became a Vice President on November 13, 2006.  Mr. Lary has been instrumental in implementing Lifeloc’s continuous flow of product innovation and improvement.  From 1994 until 1997 he served as Products and Services Manager.  Prior to 1994 Mr. Lary was employed by Siemens Medical Systems as a Senior Electronic Technician and by International Medical Corporation as a Field Technical Representative.

Kristie L. LaRose joined Lifeloc as our accountant and office manager in August 2004.  Ms. LaRose has extensive experience in accounting and administrative positions with other companies, and holds a BS degree in Business Administration from Worcester State College, and was named as Vice President, Finance on July 1, 2009.  Prior to 2004, Ms. LaRose was employed by University of Advancing Technology as the Senior Accountant and has held various positions in an accounting and administrative function at B. J.’s Wholesale Club’s corporate office.

Biographical information about Barry R. Knott, our Chief Executive Officer, and Vern D. Kornelsen, our Chief Financial Officer, can be found under “Election of Directors.”

The following table sets forth certain information regarding compensation earned or awarded to our principal executive officer and each of our two most highly compensated executive officers other than our principal executive officer who earned in excess of $100K during our most recently completed fiscal year (collectively, the “Named Executive Officers”).

EXECUTIVE COMPENSATION

Summary Compensation Table

Name and principal position	Fiscal year	Salary ($)	Bonus $	Option awards ($) (1)	All other Compensation ($)(2)	Total ($)
Barry R. Knott President, Chief Executive Officer	2011	150,315	95,336	32,200	4,500	282,351
(Principal Executive Officer)	2010	150,924	48,485	-	3,620	203,029
Mark A. Lary	2011	104,264	71,502	-	3,120	176,886
Vice President	2010	100,385	36,364	-	3,000	139,749
Kristie L. LaRose	2011	95,242	47,668	-	2,850	145,760
Vice President	2010	90,344	24,243	-	2,700	117,287

(1)  Amounts reflect the aggregate grant date fair values of grants made in each respective fiscal year, valued in accordance with ASC Topic 718. Assumptions used in the calculations of these amounts are set forth in Footnote 3 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2011.

(2)  Represents our matching contribution to the 401(k) Plan. We have not paid any automobile allowances, although business mileage, business travel, and other business expenses supported by appropriate receipts have been reimbursed.  All such amounts are minor, and do not include any compensation element.

Employment Agreements

We have no employment agreements with any of our executive officers.

Stock Options

 We adopted our 2002 Stock Option Plan (the “Plan”) to promote our and our stockholders’ interests by helping us to attract, retain and motivate our key employees and associates. Under the terms of the Plan, the Board of Directors may grant either “nonqualified” or “incentive” stock options, as defined by the Internal Revenue Code and related regulations. The purchase price of the shares subject to a stock option will be the fair market value of our common stock on the date the stock option is granted.  Generally, vesting of stock options occurs immediately at the time of the grant of such option and all stock options must be exercised within five years from the date granted. All outstanding key employee stock options were exercised or had lapsed as of December 31, 2011, and none were outstanding as of December 31, 2011 except for 23,000 that were granted in December 2011.  The number of common shares reserved for issuance under the Plan as of December 31, 2011 was 21,000, subject to adjustment for dividends, stock splits or other relevant changes in our capitalization. Information set forth herein gives effect to the 1 for 2 reverse stock split that took place on May 3, 2010.

Our 2002 Stock Option Plan expired on March 4, 2012 without any additional options having been granted since December 31, 2011.

Option Grants in 2011

There were no stock options granted to the Named Executive Officers during  2011, except for Barry R. Knott who was awarded a five year option to purchase 20,000 shares of our common stock at an exercise price of $3.69 per share.  All such options were vested at the time of grant.

Options Exercised in 2011

There were no stock options exercised by the Named Executive Officers during 2011.

Outstanding Options at December 31, 2011

The following table sets forth certain information regarding the number and value of exercisable options to purchase shares of common stock held as of December 31, 2011 by the Named Executive Officers.

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($/Sh)	Option expiration date
Barry R. Knott	20,000	-	3.69	12/12/16

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding our common stock owned as of the close of business on April 13, 2012 by the following persons: (i) each person who is known by us to own beneficially more than 5% of our common stock; (ii) each of our directors who beneficially own our common stock; (iii) each of our Named Executive Officers who beneficially own our common stock; and (iv) all executive officers and directors, as a group, who beneficially own our common stock. The information on beneficial ownership in the table and footnotes thereto is based upon data furnished to us by, or on behalf of, the persons listed in the table.  All shares give effect to the 1:2 reverse stock split completed on May 3, 2010.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class (2)
Vern D. Kornelsen c/o Lifeloc Technologies, Inc. 12441 West 49th Ave., Unit 4, Wheat Ridge, CO 80033	1,892,445	(3)	78%
Directors and Named Executive Officers
Wayne Willkomm, PhD c/o Lifeloc Technologies, Inc. 12441 West 49th Ave., Unit 4, Wheat Ridge, CO 80033	23,477	(4)
Robert D. Greenlee c/o Lifeloc Technologies, Inc. 12441 West 49th Ave., Unit 4, Wheat Ridge, CO 80033	184,979		7.6%
Robert H. Summers, PhD c/o Lifeloc Technologies, Inc. 12441 West 49th Ave., Unit 4, Wheat Ridge, CO 80033	11,500		.5%
Barry R. Knott c/o Lifeloc Technologies, Inc. 12441 West 49th Ave., Unit 4, Wheat Ridge, CO 80033	84,125	(5)	2.6%
Mark A. Lary c/o Lifeloc Technologies, Inc. 12441 West 49th Ave., Unit 4, Wheat Ridge, CO 80033	50,000		2.1%
Kristie L. LaRose c/o Lifeloc Technologies, Inc. 12441 West 49th Ave., Unit 4, Wheat Ridge, CO 80033	7,500		.3%
All executive officers and directors as a group, including those named above (7 persons)	2,257,549		93.2%

(1)
Represents shares with respect to which each beneficial owner listed has or will have, upon acquisition of such shares pursuant to the exercise or conversion of options, warrants, conversion privileges or other rights exercisable within sixty days of April 13, 2012, sole voting and investment power.

(2)	As of April 13, 2012, we had 2,422,416 shares of our common stock issued and outstanding. Percentages are calculated on the basis of the amount of issued and outstanding common stock.
(3)
Holdings as of April 13, 2012.  Includes 34,126 shares owned directly, 1,855,319 shares owned by EDCO Partners LLLP, of which Mr. Kornelsen is the General Partner and 3,000 shares owned by M. Elaine Kornelsen, Mr. Kornelsen’s spouse.

(4)	Dr. Willkomm does not own any shares directly. However, EDCO Partners LLLC holds 23,477 shares on his behalf in his capacity as a limited partner.
(5)	Includes options to purchase 20,000 shares of common stock, exercisable within sixty days of April 13, 2012.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership of our common stock with the Securities and Exchange Commission. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us during the year ended December 31, 2011, to our knowledge, our directors, officers and holders of more than 10% of our common stock have timely filed all Section 16(a) reports, except that Wayne Willkomm filed his initial Form 3 more than two business days following his appointment as a director.

Audit Committee Report

Our board of directors maintains an audit committee comprised of our outside directors. The board of directors and the audit committee believe that the audit committee’s current members are “independent directors” as defined by the applicable regulations of the SEC as currently in effect and applicable to us.

The audit committee reviews and reassesses the adequacy of its charter on an annual basis. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The audit committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. In addition, the audit committee has discussed with the independent auditors the auditors’ independence from management, including the matters in the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communication with the audit committee concerning independence.

The audit committee discussed with our independent auditors the overall scope and plans for their audit. The audit committee met with the independent auditors to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting. In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors, and the board of directors has approved, that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee
Robert H. Summers, Audit Committee Member
Robert Greenlee, Audit Committee Member

PROPOSAL 2
RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Our board of directors and audit committee have selected Eide Bailly LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2012. The decision to engage Eide Bailly LLP was approved by our board of directors and audit committee, and this appointment is being submitted to our shareholders for ratification at the Annual Meeting.

Eide Bailly LLP served as the principal accountant to audit our financial statements for the years ended December 31, 2011 and 2010.

We do not expect that a representative of Eide Bailly LLP will be present at the Annual Meeting.

During our two most recent fiscal years and any subsequent interim period preceding March 31, 2012, there were no disagreements between us and Eide Bailly LLP, on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF EIDE BAILLY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2012.

Audit Fees

Audit fees for years ended December 31, 2011 and 2010 paid to Eide Bailly LLP totaled $37,450 and $32,600, respectively. Fees include those for year-end audit engagement as well as the review of the financial statements contained in our quarterly 10-Q filings during the years ended December 31, 2011 and 2010.

Audit-Related Fees

Audit-related expenses for years ended December 31, 2011 and 2010 paid to Eide Bailly LLP totaled $0 and $9,590, respectively. Fees include those related to SEC comment letter responses and response to other inquiries regarding the Company’s Form S-1 registration statement that was withdrawn in January 2011.

Tax Fees

Eide Bailly LLP did not render any services related to tax return preparation or tax planning for the years ended December 31, 2011 or 2010.

All Other Fees

There were no aggregate fees billed for any other services rendered by Eide Bailly LLP for the years ended December 31, 2011 or 2010.

Approval of Auditor Services and Fees

Our audit committee approves or pre-approves all services provided by our independent public accountants, in order to see that we engage our independent public accountants to provide only audit and non-audit services that are compatible with maintaining the independence of our independent public accountants. Permitted services include audit and audit-related services, tax and other non-audit related services. Certain services are identified as restricted. All fees identified in the preceding paragraphs were approved by our audit committee.

OTHER MATTERS

We know of no other matters that may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed Proxy Card, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

ANNUAL REPORT TO SHAREHOLDERS

Our Annual Report for the year ended December 31, 2011, including audited Financial Statements for the year then ended, as filed with the Securities and Exchange Commission on Form 10-K is being mailed to shareholders on or about April 16, 2012 with these proxy materials.

In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the Securities and Exchange Commission called “householding”. Under this practice, shareholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. Shareholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another shareholder and received only one set of proxy materials and would like to request a separate copy of these materials and/or future proxy materials, please send your request to: 12441 W 49th Ave., Suite 4, Wheat Ridge, CO 80033, Attention: Kristie LaRose. You may also contact us if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

 IN ORDER THAT YOUR SHARES MAY BE REPRESENTED IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY.  IN THE EVENT THAT YOU ARE ABLE TO ATTEND THE MEETING, WE WILL, IF YOU REQUEST, CANCEL THE PROXY CARD.

SIGNATURE

By Order of the Board of Directors

/s/ Vern D. Kornelsen
Chairman of the Board of Directors

Wheat Ridge, Colorado
April 16, 2012

LIFELOC TECHNOLOGIES, INC.

SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL
MEETING OF SHAREHOLDERS TO BE HELD MAY 14, 2012

The undersigned hereby constitutes, appoints and authorizes Barry R. Knott and Vern D. Kornelsen and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and vote as designated below, all of the undersigned’s shares of the no par value common stock of Lifeloc Technologies, Inc., a Colorado corporation, at the Annual Meeting of Shareholders to be held at 9:00 A.M. Mountain Time, on May 14, 2012, at the offices of the Company, 12441 W 49th Ave., Suite 4, Wheat Ridge, CO 80033 and at any and all adjournments thereof, for the following purposes:

1.	To elect five directors:

☐	For all nominees listed below (except as marked to the contrary):

Barry R. Knott
Robert Greenlee
Vern D. Kornelsen
Robert H. Summers
Wayne Willkomm

☐	Withhold authority to vote for all the nominees listed above:

(INSTRUCTION: To withhold authority to vote for any individual nominee rather than all nominees, check the box next to “For all nominees listed below (except as marked to the contrary)” and draw a line through or otherwise strike out the name of the nominee(s) for whom authority to vote is to be withheld. If authority to vote for the election of any nominee is not withheld, the execution of this Proxy shall be deemed to grant such authority.)

2.	To ratify the appointment of Eide Bailly LLP as the Company’s independent public accountants.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To transact such other business as may properly come before the meeting, or any adjournment thereof.

The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and proxies may lawfully do by virtue hereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith.

DATED: , 2012.

Signature(s) of Shareholder(s)

Signature(s) should agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate their capacity when signing. Attorneys should submit powers of attorney.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 14, 2012.

The Proxy Statement and the Annual Report are available at www.lifeloc.com.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LIFELOC TECHNOLOGIES, INC.  PLEASE SIGN AND RETURN THIS PROXY TO LIFELOC TECHNOLOGIES, INC., 12441 W 49TH AVE., SUITE 4, WHEAT RIDGE, CO 80033. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.